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                                                                   EXHIBIT 10(b)


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (Registration Nos. 333-63730 and 811-4865) of our report dated February 13, 2003 relating to the financial statements of American International Life Assurance Company of New York and our report dated April 8, 2003 relating to the financial statements of American International Life Assurance Company of New York Variable Account A, which appear in such Registration Statement. We also consent to the references to us under the heading "Independent Accountants" in such Registration Statement.

PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2003